Exhibit 21.1
V.F. CORPORATION
SIGNIFICANT SUBSIDIARIES – Fiscal 2025

Entity Name	Jurisdiction
Administradora Mexicana de Servicios S de RL de CV	Mexico
ALL'CROWN SA	Argentina
Altra LLC	US
Boulder Sagl	Switzerland
C.C.R.L., LLC	US
Dickies de Parras S de RL de CV	Mexico
DSI Enterprises, LLC	US
GREENSPORT MONTE BIANCO	Italy
Icebreaker Apparel LLC	US
Icebreaker Australia Pty	Australia
Icebreaker Australia Retail Pty	Australia
Icebreaker Europe Limited	New Zealand
Icebreaker Holdings	New Zealand
Icebreaker Licensing LLC	US
Icebreaker Merino Clothing Europe Ltd.	New Zealand
Icebreaker New Zealand Limited	New Zealand
Icebreaker Pure Merino GmbH	Germany
Industrial Laundry Services, LLC	US
Industrias Coahuila de Zaragosa S de RL de CV	Mexico
INVERSIONES INMOBILIARIES AUSTRALES SA	Argentina
IW Holdings, LLC	US
JanSport Apparel Corp.	US
Kipling Apparel Corp.	US
Kipling Holdings LLC	US
Lee Bell, Inc.	US
Lucy Apparel LLC	US
SERVICES PORTUGAL POURVF, UNIPESSOAL LDA	Portugal
South Cone, Inc	US
T.I. Venture Group, Inc	US
TBL INVESTMENTS HOLDING GMBH	Switzerland
TBL IP Holdings, LLC	US
TBL LICENSING LLC	US
The North Face Apparel Corp	US
THE NORTH FACE SAGL	Switzerland
THE RECREATIONAL FOOTWEAR CO.	Cayman
TIMBERLAND ASIA LLC	US
TIMBERLAND EUROPE BV	Netherlands
TIMBERLAND HK TRADING LTD.	Hong Kong
USB RETC Fund 2022-10, LLC	US
Vans, Inc	US
VF (Cambodia) Sourcing Co., Ltd.	Cambodia
VF (J) FRANCE SAS	France

Entity Name	Jurisdiction
VF (J) NEDERLAND BV	Netherlands
VF (J) NETHERLANDS SERVICES BV	Netherlands
VF Apollo Investments Limited	UK
VF Apollo Singapore Pte. Ltd.	Singapore
VF Apparel Espana S.L.U. (FKA VF JEANSWEAR ESPANA SL)	Spain
VF APPAREL PORTUGAL, LDA	Portugal
VF ASIA LTD	Hong Kong
VF Asia Sourcing Ltd	Hong Kong
VF Australia Pty Ltd	Australia
VF AUSTRIA GMBH	Austria
VF Belgium BV (FKA VF BELGIUM BVBA)	Belgium
VF BRANDS MALAYSIA SDN BHD (f/k/a TIMBERLAND LIFESTYLE BRAND MALAYSIA SDA. BHD.)	Malaysia
VF BRANDS PTE. LTD. (f/k/a TIMBERLAND CO. (ASIA PAC) PTE. LTD.)	Singapore
VF BRANDS TAIWAN LTD. (f/k/a Timberland Taiwan Ltd.)	Taiwan
VF CH HOLDINGS GMBH	Switzerland
VF CH MEXICO INVESTMENTS SAGL (FKA VF INTERNATIONAL HOLDINGS LLC)	Switzerland
VF CH SOURCING SAGL	Switzerland
VF CHINA LTD.	China
VF CIS LLC	Russia
VF Corporation	US
VF CZECH SERVICES SRO	Czech Republic
VF CZECH SRO	Czech Republic
VF DE ARGENTINA SA	Argentina
VF DO BRAZIL LTDA	Brazil
VF EGE GIYIM SANAYI VE TICARET LIMITED SIRKETI	Turkey
VF EUROPE BV (FKA VF EUROPE BVBA)	Belgium
VF GERMANY SERVICES GMBH	Germany
VF GERMANY TEXTILE-HANDELS GMBH	Germany
VF HELLAS EPE	Greece
VF HOLDING SAGL	Switzerland
VF HOLDINGS MEXICO LLC	US
VF HONG KONG LIMITED	Hong Kong
VF Intellectual Property Services, Inc	US
VF INTERNATIONAL HOLDING GmbH	Switzerland
VF INTERNATIONAL SAGL	Switzerland
VF Investments Holding GmbH	Switzerland
VF INVESTMENTS NETHERLANDS BV	Netherlands
VF IP Holdings LLC	US
VF ISRAEL (APPAREL) LTD	Israel
VF ITALIA SRL (FKA VF ITALY RETAIL S.R.L.)	Italy
VF JAPAN KK (f/k/a TIMBERLAND JAPAN INC)	Japan
VF JEANSWEAR ARGENTINA SRL	Argentina
VF KOREA LIMITED LIABILITY COMPANY (FKA VF KOREA LIMITED)	South Korea
VF LUXEMBOURG SARL	Luxembourg
VF Management Service Italy S.r.l. (FKA GS HOLDING SRL)	Italy

Entity Name	Jurisdiction
VF New Zealand	New Zealand
VF NL IMAGEWEAR B.V.	Netherlands
VF NORTHERN EUROPE LIMITED	UK
VF NORTHERN EUROPE SERVICES LIMITED	UK
VF NORWAY AS	Norway
VF OUTDOOR (CANADA) CO	Canada
VF Outdoor LLC	US
VF OUTDOOR MEXICO S DE RL DE CV (fka Vans Latinoamericana)	Mexico
VF OUTDOOR SERVICES S DE RL DE CV	Mexico
VF Overseas Holdings Limited	Bermuda
VF PANAMA SOURCING SERVICES S. DE R.L.	Panama
VF PLAYWEAR DOMINICANA SA	Dominican Republic
VF Playwear LLC	US
VF POLSKA DISTRIBUTION SP ZO O	Poland
VF Receivables LP	US
VF Receivables Services LLC	US
VF SAGEBRUSH ENTERPRISES LLC	US
VF SALES SAGL	Switzerland
VF SCANDINAVIA ApS	Denmark
VF Services, LLC	US
VF Servicios de Guatemala Srl	Guatemala
VF SERVICIOS DE HONDURAS S. DE R.L. DE C.V.	Honduras
VF Servicios de Nicaragua Srl.	Nicaragua
VF SERVICIOS EL SALVADOR LTDA. DE CV	El Salvador
VF Shanghai Enterprise Company	China
VF SHANGHAI LIMITED	China
VF SHANGHAI SOURCING LIMITED	China
VF Singapore Overseas Services Pte Ltd	Singapore
VF Solutions, LLC (FKA VF LSG Holdings, LLC)	US
VF SOURCING INDIA PRIVATE LIMITED	India
VF SWEDEN AB	Sweden
VF TAIWAN LIMITED	Taiwan
VF TRANSGLOBAL GMBH	Switzerland
VF Treasury Services LLC	US
VF UK Hills Holding Limited	United Kingdom
VF UK Investments Holding Limited	United Kingdom
VF UK Services Ltd.	United Kingdom
VF Venture Direct Investments, LLC	US
VF Venture Enterprises, LLC	US
VF Vietnam Sourcing Limited	Vietnam
VFC Servicios Dominicana, S.R.L.	Dominican Republic
VFSE Investments, LLC	US
VFSLA Commercial Services, LLC	US
W-D APPAREL COMPANY LLC	US
W-D Licensing, LLC	US
Williamson Industries Ltd.	Belize

Entity Name	Jurisdiction
Williamson-Dickie APAC Holding Company Ltd.	Hong Kong
Williamson-Dickie Canada Co.	Canada
Williamson-Dickie Europe Holdings Ltd.	UK
Williamson-Dickie Europe Ltd.	UK
Williamson-Dickie Holding Co-Mexico S de RL de CV	Mexico
World Jeans Company V.F. Asia Limited and Partners Free Zone	Egypt
VF Corporation is the ultimate sole beneficial owner of all of the subsidiaries listed above.